Notes receivable, current	12 Months Ended
Dec. 31, 2024
Receivables [Abstract]
Notes receivable, current

Note 9.      Notes receivable, current

As at December 31, 2024, the notes receivable, current consisted of the current portion of a loan to an employee in an amount of CHF 41,065 (USD 45,281 at closing rate on December 31, 2024). The noncurrent portion of the loan is recorded under Notes receivable, noncurrent (see Note 13). The loan bears an interest rate of 0.5% per annum. The loan and accrued interest were initially to be repaid in full on or before December 31, 2021, extended to December 31, 2022. In 2024, the Group renegotiated the payment schedule with the employee and quarterly repayments have been scheduled until 2028. In exchange for the loan, the employee has pledged the 60,000 ESOP options that he holds on WIHN Class B Shares (see Note 30).